Loss Per Share (Tables)	12 Months Ended
Dec. 31, 2019
Loss Per Share
Schedule of computation of basic and diluted net loss per share

	For the year ended December 31,
	2017	2018	2019	2019
	RMB	RMB	RMB	US$
Numerator:
Net loss	(525,115)	(10,217,125)	(6,967,603)	(1,000,834)
Deemed distribution to certain holders of convertible preferred shares	—	(80,496)	—	—
Contribution from certain holder of convertible preferred shares	26,413	—	—	—
Net loss attributable to ordinary shareholders	(498,702)	(10,297,621)	(6,967,603)	(1,000,834)

Denominator (in thousands of shares):
Weighted-average number of ordinary shares outstanding – basic and diluted	1,764,799	2,968,320	4,627,278	4,627,278

Loss per share – basic and diluted	(0.28)	(3.47)	(1.51)	(0.22)